Prime Series
SNAP® Fund Class Shares
Institutional Class Shares
Cash Management Class Shares
IllinoisPrimeSM Class Shares

Government Series

Supplement to Prospectuses Dated September 29, 2008

The following supplements information contained in the Prospectuses of Prime Series and Government Series (each a “Fund” and collectively, the “Funds”), each a series of PFM Funds, a Virginia business trust (the “Trust”).

FDIC Temporary Liquidity Guarantee Program

On October 14, 2008, the Federal Deposit Insurance Corporation (“FDIC”) announced its Temporary Liquidity Guarantee Program (“TLGP Program”). Under the TLGP Program, the FDIC guarantees the payment of principal of and interest on securities issued by private entities participating in the TLGP Program through the earlier of the maturity date of the debt or June 30, 2012 (the “FDIC Guarantee”).  The FDIC has concluded that the FDIC Guarantee is subject to the full faith and credit of the United States pursuant to the Federal Deposit Insurance Act.  The Funds each may invest in (1) securities guaranteed by the FDIC under the TLGP Program, and (2) repurchase agreements that are secured with collateral guaranteed by the FDIC under the TLGP Program.  Securities of any single issuer purchased by the Funds, including securities of the issuer guaranteed by the FDIC under the TLGP Program, are subject to each Fund’s 5% per issuer limitation on the date of purchase, as further described in the Prospectuses.  Although the securities issued under the TLGP Program are guaranteed by the FDIC, they are still subject to interest rate and market risk, and the FDIC Guarantee does not apply to shares of the Funds.

Termination of Cash Management Class of Prime Series

On January 29, 2009, the Board of Trustees of the Trust approved the termination of the Cash Management Class of Prime Series (the “Cash Management Class”), effective February 27, 2009, in light of the significant cost associated with banking services provided by the Fund’s custodian in the current low-interest rate environment.  Shares of the Cash Management Class are currently being offered and sold only to Cash Management Class accounts established on or before January 29, 2009.  All shares of the Cash Management Class outstanding on February 27, 2009 will be canceled by Prime Series and shareholders on such date will be paid the net asset value of the shares by the Fund.  Certain banking services provided by the Funds’ custodian to shareholders of the Cash Management Class are available to shareholders of the Institutional Class of Prime Series, but the cost of such services will be borne by the shareholder.

The date of this Supplement is January 30, 2009.

Please retain this Supplement for future reference.